UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

DRAVICA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-294274	38-4370361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3827 S Carson St 505-25, Carson City, NV	89701
(Address of principal executive offices)	(Zip code)

(517) 759-7837

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 8, 2026, Dravica Corporation (the “Registrant”) approved the dismissal of Beckles & Co., Inc. as the Registrant's independent registered public accounting firm, effective immediately.

During the period November 28, 2025, the date of our engagement with Beckles & Co., Inc., and June 8, 2026, the date of dismissal, the Registrant did not experience any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between itself and Beckles & Co., Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Beckles & Co., Inc.’s satisfaction, would have caused Beckles & Co., Inc. to make reference to such disagreements in its audit reports.

The Registrant has provided a copy of the foregoing disclosures to Beckles & Co., Inc. and requested that Beckles & Co., Inc. furnish it with a letter addressed to the Securities and Exchange Commission stating whether Beckles & Co., Inc. agrees with the above statements. A copy of such letter will be filed as an exhibit to this report by amendment.

(b) Appointment of Independent Registered Public Accounting Firm

On June 10, 2026, Dravica Corporation (the "Registrant") approved the appointment of Dylan Floyd Accounting & Consulting, as the Registrant's new independent registered public accounting, effective immediately.

During the Registrant’s fiscal year ended October 31, 2025, and the subsequent interim period through the date of this report, neither the Registrant, nor anyone on its behalf has consulted with Dylan Floyd Accounting & Consulting regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed , or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by Dylan Floyd Accounting & Consulting, that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Beckles & Co., Inc. not filed herewith. The Company has requested the letter but has not received it as of the due of this filing. To be filed by amendment.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2026

DRAVICA CORPORATION

By:	/s/ Szubanski Robert Damian
Name:	Szubanski Robert Damian
Title:	President and Treasurer
(Principal Executive, Financial and Accounting Officer)

By:	/s/ Koenig Varinia-Rebecca Undine Marie-Anne
Name:	Koenig Varinia-Rebecca Undine Marie-Anne
Title:	Secretary and Director